UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)
February 10, 2010

VIVAKOR, INC.
(Exact name of Registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53535
(Commission File Number)

26-2178141
(IRS Employer Identification Number)

2590 Holiday Road
Suite 100
Coralville, Iowa 52241
(Address of principal executive offices)

(319) 625-2172
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 10, 2010, Francis Chen resigned as a Director of the Company.

# # #

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIVAKOR, INC. (Registrant)

By:	/s/ Tannin J. Fuja
Name: Tannin J. Fuja
Title: President and Chief Executive Officer

Date: February 12, 2010

3